                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (Amendment No.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement             [_] CONFIDENTIAL, FOR USE OF THE
                                                COMMISSION ONLY (AS PERMITTED
                                                BY RULE 14a-6(e)(2))
[X] Definitive Proxy Statement
[_] Definitive Additional Materials
[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                             FIFTH DIMENSION, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

    (5) Total fee paid:

        ------------------------------------------------------------------------

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        -----------------------------------------------------------------------

    (2) Form, Schedule or Registration Statement No.:

        -----------------------------------------------------------------------

    (3) Filing Party:

        -----------------------------------------------------------------------

    (4) Date Filed:

        -----------------------------------------------------------------------
Notes:

                             FIFTH DIMENSION INC.
                              801 New York Avenue
                        Trenton, New Jersey 08638-3982
                           ________________________


                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                          TO BE HELD ON JUNE 11, 1998
                           _________________________

NOTICE IS HEREBY GIVEN that the Annual Meeting of the Stockholders of Fifth Dimension, Inc., a New Jersey Corporation, (the "Corporation") will be held in the Main Conference Room of the Corporation, 801 New York Avenue, Trenton, New Jersey, 08638-3982 on Thursday, June 11, 1998 at 11:30 A.M. Eastern Time, for the following purposes:

          1. To elect eight directors of the Corporation to serve for the term of one year and until their respective successors have been elected and qualified;

          2. To transact such other business as may be properly brought before the meeting or any adjournment or adjournments thereof.

Only holders of record of shares of Common Stock of the Corporation at the close of business on April 24, 1998, will be entitled to notice of and to vote at the meeting or any adjournment thereof.

All stockholders of the Corporation are invited to attend the annual meeting. Whether or not you plan to attend the Annual Meeting of Stockholders in person, it is important that your shares be represented and voted. AFTER READING THE ENCLOSED NOTICE OF ANNUAL MEETING AND PROXY STATEMENT, PLEASE COMPLETE, SIGN, DATE, AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENVELOPE TO WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

THE PROMPT RETURN OF PROXIES WILL SAVE FIFTH DIMENSION, INC. THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM.

                         By Order of the Board of Directors

                         /s/ Alfred R. Senni
                         Alfred R. Senni
                         Secretary
Trenton, New Jersey
May 21, 1998

                              FIFTH DIMENSION INC.
                              801 New York Avenue
                         Trenton, New Jersey 08638-3982

                                PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Fifth Dimension Inc. (the "Corporation") of proxies to be used at the Annual Meeting of Stockholders of the Corporation to be held in the Main Conference Room of the Corporation, on June 11, 1998 at 11:30 A.M., Eastern Time, and at any adjournment or adjournments thereof. Only record holders of share of Common Stock, $0.33-1/3 par value ("Common Stock") of the Corporation at the close of business on April 24, 1998, will be entitled to notice of and to vote at the Annual Meeting or any adjournments of such meeting.

Any stockholder who executes and returns the enclosed form of proxy may revoke it at any time before it is voted by giving written notice in writing to the secretary of the Corporation or by voting in person at the meeting. Unless so revoked, the shares represented by the proxy will be voted in accordance with the instruction specified therein at the Annual Meeting, if the proxy is properly executed and is received in time for voting. If no instructions are specified, the shares represented by the Proxy will be voted FOR all of the matters described herein.

The Corporation will bear the entire cost of preparing, assembling, and mailing the Proxy Statement; the Proxy and any additional material furnished the stockholders in connection with the Annual Meeting. Further solicitation of Proxies may be made by telephone or in person by officers, directors and regular employees of the Corporation.

The Corporation's Annual Report for the fiscal year ended December 31, 1997, is transmitted herewith. None of the statements or information in said Annual Report is intended or shall be construed to be part of the proxy soliciting material of the Corporation.

The approximate mailing date of this Proxy Statement and accompanying form of Proxy is May 21, 1998.

                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The total number of outstanding shares of Common Stock entitled to vote at the meeting is 1,093,636. Stockholders are entitled to one non-cumulative vote for each share of Common Stock. A majority of issued and outstanding shares of Common Stock present in person or by proxy constitutes a quorum.

The following table sets forth as of the Record Date the number of shares and percentage of outstanding Common Stock owned by (i) each person known to the Corporation to be the beneficial owner of more than 5% of the Corporation's outstanding Common Stock, (ii) each director and director nominee who owns Common Stock and (iii) all directors and officers of the Corporation as a group

                                  COMMON STOCK
                                  ------------

Name of                                                Amount and Nature           Percent
Beneficial Owner                                  of Beneficial Ownership (2)    of Class (3)
-------------------------------------            ------------------------------  ------------

Edward M. Gilbert                                            428,130                  39.1
330 Garfield Street, #200
Santa Fe, New Mexico  87501

Dr. Felix Shiffman                                            61,050                   5.6
103 Central Park West
New York, New York  10023-4204

Sheldon Bitko    (1)                                          13,358                   1.2
Director, Officer and Nominee

Charles Davidoff (1)                                          10,000(4)                0.9
Director and Nominee

Craig E. Ebner   (1)                                         180,500(5)               14.2
Director, Officer and Nominee

Frederick Kolber (1)                                             100                    (6)
Director

Dr. Peter N. Heydon (1)                                       81,000                   7.4
Director and Nominee

Lee R. Marks (1)                                               4,500                   0.4
Director and Nominee

Frederic Papert (1)                                           50,000                   4.6
Director

Dr. Frederick C. Scherer (1)                                  23,392                   2.1
Director and Nominee

Alfred R. Senni (1)                                           17,524                   1.6
Director, Officer and Nominee

All Directors, Director Nominees                             330,274                  25.9
and Officers as a Group (8 persons)

               __________________________________________________

(1) The address for the directors and the officers is the same as the Corporation's address.

(2) Unless otherwise indicated, each person has sole voting and investment power with respect to the shares beneficially owned.

(3) Calculated on the basis of 1,093,636 shares of Common Stock outstanding on the Record Date plus, in the case of the individual option holder and Director, Director Nominees and Officers as a Group, additional shares of Common Stock deemed to be outstanding because such shares may be acquired within 60 days of that date through the exercise of outstanding options.

(4) Includes 1,650 shares as to which Mr. Davidoff disclaims any beneficial ownership.

(5) Includes 500 shares to which Mr. Ebner holds joint beneficial ownership, 30,000 shares which Mr. Ebner has an option to acquire and 150,000 shares which Mr. Ebner has an option to acquire upon the Corporation achieving specified sales and profitability levels.

(6)  Less than one percent.

                             ELECTION OF DIRECTORS


At the annual meeting of stockholders, eight (8) Directors are to be elected to hold office until the next annual meeting or until their successors are elected and qualified. Should the nominees be unable to serve or refuse to serve as directors (an event that Management does not anticipate), proxies solicited herein will be voted for substituted nominees. The Corporation's By-Laws authorize not less than five (5) nor more than nine (9) directors.

The enclosed form of proxy provides a means for a stockholder to vote for one or more of the proposed nominees, or to withhold authority to vote for all of such proposed nominees. Each properly executed proxy received in time for the meeting will be voted as specified therein. If a stockholder executes and returns a proxy but does not specify otherwise, the shares represented by such stockholder's proxy will be voted FOR each of the proposed nominees listed therein or, should any one or more of such proposed nominees become unavailable, for another nominee or other nominees to be selected by the Board of Directors.

THE CORPORATION'S BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE NOMINEES IDENTIFIED BELOW.

             Identification of Directors and Nominees for Directors
             ------------------------------------------------------

The following table sets forth certain information regarding each Director who is also a Nominee.

                                         Position With
                                  ---------------------------
Nominee                      Age        the Corporation        Director Since
---------------------------  ---  ---------------------------  --------------

Charles Davidoff              83  Director                               1974

Craig E. Ebner                58  President, Chief Executive             1993
                                  Officer and Director

Dr. Peter N. Heydon           57  Director                               1994

Frederick Kolber              58  Director                               1997

Lee R. Marks                  62  Director                               1994

Frederic Papert               71  Director                               1997

Dr. Frederick Scherer         71  Director                               1977

Alfred R. Senni               69  Vice President and Director            1988

     The following table sets forth certain information for each current Director who is not a Nominee.


                        Position With
                        -------------
Name             Age    the Corporation    Director Since
----             ---    ---------------    --------------

Sheldon Bitko    70     Vice President          1988
                        and Director

Business Experience
-------------------

The principal occupation of each director and nominee for the last five years and directorships held by each such person is as follows:

Charles Davidoff is a self-employed Consultant Engineer for chemical and metallurgical processes.

Craig E. Ebner is President and Chief Executive Officer of the Corporation. Mr. Ebner is Director of JLC International Inc. and Personnel Solutions, Inc. He was President of Litton Special Devices and Litton Data Images concurrently from November 1986 to October 1992 and President/Chief Executive Officer of Outsource Inc. from October 1992 to April 1993.

Dr. Peter N. Heydon is a private investor and a retired Professor in the Departments of English Language and Literature and Humanities at the University of Michigan.

Fred Kolber attended Cornell University. Since 1991, Mr. Kolber has served as Vice President and Director of BGK Properties, Inc., the general partner of many real estate limited partnerships, of which Mr. Gilbert is President and a director. Mr. Kolber is also a member of the American Stock Exchange and an active private investor.

Lee R. Marks is a member of the law firm of Ginsburg, Feldman and Bress, Chartered, and a Director of Isomet Corporation.

Frederic S. Papert is President of the private, not-for-profit 42nd Street Development Corporation and the 42nd Street Fund, a private foundation. He serves on the Board of the Municipal Art Society of New York, the Henry Street Settlement, the Orchestra of St. Luke's, the Bryant Park Restoration Corporation, and the Settlement Housing Fund. Previously, Papert was Chairman and President of the PKL Companies (formerly Papert, Koenig, Lois) the first publicly traded advertising agency. In 1997, he received an Honorary Doctorate of Humanities from Graduate Center of the City University of New York.

Dr. Frederick C. Scherer is a retired Superintendent of Schools for the Lakeland Regional School District, New Jersey and President of Educational Management Consultants.

Alfred R. Senni is Vice President-Slip Rings of the Corporation. From April 1985 to April 1993 Mr. Senni was Chief Executive Officer and Executive Vice-President of the Corporation.

Sheldon Bitko was Vice President-Mercury Products of the Corporation from April 1993 until December 31, 1997. From April 1985 to April 1993 Mr. Bitko was President of the Corporation.

Family Relationships
--------------------

There are no family relationships between any Director, Executive Officer or Director Nominee.

Certain Relationships and Related Transactions
----------------------------------------------

The law firm of Ginsburg, Feldman and Bress, Chartered, of which Lee R. Marks, a Director and Nominee Director of the Corporation, is a member, received fees in fiscal 1997 for legal services rendered to the Corporation but such fees did not
represent more than 5% of the firm's revenues in 1997.   It is anticipated that
Ginsburg, Feldman and Bress will continue to provide legal services to be billed at the law firm's usual hourly rates, in 1998.

Meetings and Committees of the Board of Directors
-------------------------------------------------

The Board of Directors held thirteen meetings during the fiscal year ended December 31, 1997. The Board has an Option Committee. responsible for administering the Corporation's Stock Option Plan, a Liaison/Compensation Committee and an Audit Committee. The Option Committee consisting of Messrs. Marks and Rausch met two times in the fiscal year 1997, the Audit Committee consisting of Mr. Marks, Dr. Scherer and Dr. Heydon, met two times in fiscal year 1997 and the Liaison/Compensation Committee consisting of Mr. Davidoff and Dr. Scherer, met one time in the fiscal year 1997.

The Board of Directors has no standing nominating or similar committee.

                             EXECUTIVE COMPENSATION

The following table sets forth information concerning the compensation paid or granted to the Corporation's President and Chief Executive Officer. No other executive officer of the Corporation had aggregate cash compensation exceeding $100,000.

________________________________________________________________________________
                           SUMMARY COMPENSATION TABLE

-------------------------------------------------------------------------------------------------------------

                                                                     Long Term Compensation
                                                 ------------------------------------------------------------
             Annual Compensation                                    Award                  Payouts
  (a)           (b)         (c)       (d)         (e)           (f)        (g)       (h)          (i)
  Name                                           Other       Restricted                           All
  and                                           Annual         Stock                    LTIP     Other
Principal                 Salary     Bonus   Compensation      Awards     Options    Payouts  Compensation(1)
Position         Year      ($)        ($)        ($)            (#)          (#)       ($)          ($)
-------------------------------------------------------------------------------------------------------------
Ebner,  C.       1997      $134,992                                                           $1,800
President        1996      $134,084   -0-       -0-          -0-          -0-                 $2,370
  & CEO          1995      $134,992   -0-       -0-          -0-          -0-                 $1,822

________________________________________________________________________________

(1) Amount represents contributions by the Corporation to Fifth Dimension 401(k) Savings and Retirement Plan and Life Insurance premiums paid for the Officers listed.

                       OPTION GRANTS IN LAST FISCAL YEAR

The Corporation did not grant stock options or stock appreciation rights during the last completed fiscal year.

The following table sets forth certain information concerning the number and value of stock options held by the named executive on December 31, 1997 and exercised by such executive in 1997.

                                          AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                                                     AND FY-END OPTIONS VALUES
__________________________________________________________________________________________________________
  (a)                    (b)                    (c)                         (d)              (e)
             Shares Acquired                             Number of Securities
             On Exercise (#)                            Underlying Unexercised           Value of
              Exercisable/            Value              Options at FY-End (#)    Unexercised In-the-Money
Name          Unexercisable        Realized ($)        Exercisable/Unexercisable  Options at FY End ($)(1)
-----------  ---------------  -----------------------  -------------------------  ------------------------

Ebner, C.        0/0                      $0              30,000/150,000                     $0/0


(1) The value of options held is based upon the closing price of the corporation's Common Stock on December 31, 1997 of $0.25 which was less the exercise price of the options.

                         COMPENSATION PURSUANT TO PLANS
                         ------------------------------

Fifth Dimension 401 (k) Savings and Retirement Plan
---------------------------------------------------

Beginning July 1, 1995, the Company established a 401(k) plan to replace the pension and profit sharing plans which were terminated during 1993. The Plan covers all employees, ages 21 and over, with a minimum of one year of service and provides for elective deferrals by the employees up to 15% of compensation. Additionally, the Company, at its sole discretion, may contribute additional amounts to the plan. Employer contributions amounted to $16,252 for the year ended December 31, 1997.

Incentive Stock Option Plan
---------------------------

The Board of Directors of the Corporation approved adoption of the Fifth Dimension Inc. Incentive Stock Option Plan (the "ISO Plan") on August 25, 1987, and the ISO Plan was approved by the Stockholders at the 1988 Annual Meeting on April 27, 1988. Under the ISO Plan, 150,000 shares of Common Stock are reserved for purchase by eligible employees of the Corporation at a price not less than 100% of the fair market value on the date of grant. The Option Plan expired August 25, 1997.

Employment Contracts.
---------------------

On April 6, 1993, the Corporation and Craig E. Ebner entered into an employment agreement terminating on April 27, 1994. On April 28, 1994, the Corporation and Craig E. Ebner entered into a new employment agreement which terminates April 27, 1999, unless the parties choose to extend pursuant to the agreement. Mr. Ebner serves as President and Chief Executive Officer of the Corporation at a base salary of $135,000, with annual cash incentives equal to five percent (5%) of the Corporation's pre-tax profit and certain other fringe benefits.

On September 18, 1995, the Corporation and Sheldon Bitko entered into an employment agreement terminating on September 17, 1997, among other provisions the agreement provides for a base compensation of $60,008 with annual cash incentives to four percent (4%) of the Corporation's pre-tax profits. As of December 31, 1997, this agreement has expired.

On January 1, 1997, the Corporation and Alfred R. Senni entered into an employment agreement terminating on December 31, 1998. Among other provisions the agreement provides for a base compensation of $62,504 with annual cash incentives to four (4%) of the Corporation's pre-tax profits.

                           COMPENSATION OF DIRECTORS
                           -------------------------

Director's Fees.  During the fiscal year ended December 31, 1997, each non-
---------------
employee Director of the Corporation received a fee of $2,500 compensation for attending meetings of the Board of Directors and committees of the Board of Directors, $300 of which was paid in January 1997. The remainder was initially paid in $200 monthly installments but, due to the financial difficulties of the Corporation, the director's fees have been accruing. As of December 31, 1997, the accrued director's fees were $1,800.00 each for Directors Davidoff, Heydon, Marks and Scherer; $600,00 each for Directors Papert and Kolber; and $800.00 for former Director Charles Pausch. Each non-employee Director was also reimbursed for reasonable travel expenses for each meeting of the Board of Directors or a committee of the Board of Directors that he attended in person.

Director's Stock Options.  The Corporation has issued stock options to various
------------------------
members of the Board of Directors, in recognition of past and ongoing service to the Corporation. During 1994, the Corporation issued Options to Senior Management employees, who are also Directors, to acquire 175,000 shares of stock at a price of $3.75 per share. As of December 31, 1996, the outside members of the Board of Directors had option to purchase 45,000 shares of Common Stock, and two former Directors had the option to purchase 15,000 shares each of common stock. The Options outstanding under this plan expired on August 25, 1997. None of the options granted to the Directors or former Directors of the Corporation were exercised during fiscal 1997.

                            INDEPENDENT ACCOUNTANTS
                            -----------------------

On January 26, 1998, the Registrant was informed by its independent auditors, Yohalem, Gillman & Company LLP of their resignation. The resignation is the result of the auditors lack of independence as the Registrant filed Chapter 11 on January 6, 1998 with a past due account with Yohalem, Gillman & Company LLP.

The reports of Yohalem, Gillman & Company LLP on the financial statements of the Registrant for each of the two fiscal years in the period ended December 31, 1996 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the two fiscal years ended December 31 1996, there was no disagreement between Yohalem Gillman & Company LLP and the Registrant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

The Board of Directors has responsibility for selecting its independent auditors and engaged the firm of Withum, Smith & Brown, Certified Public Accountants, for the calendar year ended December 31, 1997. In accordance with its past practice, the Corporation will take action later in the year as to the selection of its independent auditors for the current calendar year. The Corporation has requested that a representative of Withum, Smith & Brown be present at the Annual Meeting of Stockholders with the opportunity to make a statement, if he desires to do so, and is expected to be available to respond to appropriate questions.

                 STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING
                 ---------------------------------------------

In order to be eligible for inclusion in the Corporation's proxy materials for the next annual meeting of stockholders, any stockholder proposal to take action at such meeting must be received at the Corporation's office located at 801 New York Avenue, Trenton, New Jersey 08638-3982, no later than January 11, 1999.

                                 OTHER MATTERS
                                 -------------

At the date of this proxy statement of the Corporation does not know of any business to be presented for consideration at the Annual Meeting other than stated in the Notice of such meeting. It is intended, however, that the persons authorized under management proxies may, in the absence of instruction to the contrary, vote or act in accordance with their best judgment with respect to any other proposal presented for action at such meeting.

The cost of solicitation of proxies will be borne by the Corporation. The Corporation will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitation by mail, directors, officers and regular employees of the Corporation may solicit proxies personally or by telephone without additional compensation.

                                              BY ORDER OF THE BOARD OF DIRECTORS



Trenton, New Jersey
May 21, 1998

                                REVOCABLE PROXY
                             FIFTH DIMENSION, INC.

                         ANNUAL MEETING OF STOCKHOLDERS
                                 JUNE 11, 1998


 The undersigned hereby appoints the Board of Directors of Fifth Dimension, Inc. (the "Company"), and its survivor, with full power of substitution, to act as attorneys and proxies for the undersigned to vote all shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting"), to be held on Thursday, June 11, 1998 at the Company's office, located at 801 New York Avenue, Trenton, New Jersey, at 11:30 A.M. local time, and at any and all adjournments thereof, as follows:

The Election of the Following Directors, each for a term of one year.

                            EXCEPT                             EXCEPT

Charles Davidoff            ------      Craig E. Ebner         ------
Dr. Peter N. Heydon         ------      Frederick Kolber       ------
Lee R. Marks                ------      Frederic Papert        ------
Dr. Frederick Scherer       ------      Alfred Senni           ------

       INSTRUCTION: TO WITHHOLD AUTHORITY FOR ANY NOMINEE, MARK "EXCEPT" NEXT TO THAT PERSON'S NAME AND WRITE THE NAME IN THE SPACE PROVIDED:

       -----------------------------------------------------------------

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. THIS PROXY WILL BE VOTED AS DIRECTED BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE NOMINEES STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

This proxy may be revoked at any time before it is voted by: (i) filing with the Secretary of the Company at or before the Meeting a written notice of revocation bearing a later date than the proxy; (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Meeting; or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy). If this proxy is properly revoked as described above, then the power of such attorneys and proxies shall be deemed terminated and of no further force and effect.

The undersigned acknowledges receipt from the Company, prior to the execution of this Proxy, of a Notice of the Annual Meeting, a Proxy Statement and the Company's Annual Report to Stockholders for the fiscal year ended December 31, 1997.

         PLEASE ACT PROMPTLY:  SIGN, DATE & MAIL YOUR PROXY CARD TODAY



Please be sure to sign and date this Proxy in the box below


x____________________________________

x____________________________________

Date:  ______________________________